UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 24, 2006
(Date of earliest event reported)

Citigroup Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

399 Park Avenue, New York, New York	10043
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (212) 559-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
Current Report on Form 8-K

ITEM 8.01 Other Events

Notices filed pursuant to Rule 135c under the Securities Act of 1933 relating to issuances by Citigroup Inc. in the first quarter of 2006 made pursuant to Regulation S under the Securities Act of 1933.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
(99.1)	Rule 135c Notice relating to Citigroup’s CHF 300,000,000 2.75% fixed rate/floating rate callable subordinated notes due April 2021.
(99.2)	Rule 135c Notice relating to Citigroup’s EUR 1.800,000,000 floating rate notes due February 2016.
(99.3)	Rule 135c Notice relating to Citigroup’s EUR 750,000,000 3.625% fixed rate notes due March 2011.
(99.4)	Rule 135c Notice relating to Citigroup’s GBP 500,000,000 4.50% fixed rate subordinated notes due March 2031.
(99.5)	Rule 135c Notice relating to Citigroup’s AUD 300,000,000 6.000% fixed rate notes due March 2016.
(99.6)	Rule 135c Notice relating to Citigroup’s AUD 800,000,000 floating rate notes due March 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 24, 2006	CITIGROUP INC. By: /s/ Michael J. Tarpley ----------------------------- Name: Michael J. Tarpley Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
(99.1)	Rule 135c Notice relating to Citigroup’s CHF 300,000,000 2.75% fixed rate/floating rate callable subordinated notes due April 2021.
(99.2)	Rule 135c Notice relating to Citigroup’s EUR 1.800,000,000 floating rate notes due February 2016.
(99.3)	Rule 135c Notice relating to Citigroup’s EUR 750,000,000 3.625% fixed rate notes due March 2011.
(99.4)	Rule 135c Notice relating to Citigroup’s GBP 500,000,000 4.50% fixed rate subordinated notes due March 2031.
(99.5)	Rule 135c Notice relating to Citigroup’s AUD 300,000,000 6.000% fixed rate notes due March 2016.
(99.6)	Rule 135c Notice relating to Citigroup’s AUD 800,000,000 floating rate notes due March 2011.